UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 12, 2003

Glowpoint, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-25940	77-0312442

(State or other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification No.)

225 Long Avenue Hillside, NJ	07205

(Address of Principal Executive Officers)	(Zip Code)

(973) 282-2000

(Registrant's telephone number, including area code)

Wire One Technologies, Inc.

(Former name or former address, if changed since past report)

Item 12. Results of Operations and Financial Condition

On November 12, 2003, Glowpoint, Inc. (the “Company”) announced via press release and conference call the Company’s financial results for its three- and nine-month periods ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.

Dated: November 12, 2003	/s/David C. Trachtenberg David C. Trachtenberg Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Text of press release dated November 12, 2003

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